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                                                                  EXHIBIT 99.15


DEBTOR:  OCEAN DEVELOPMENT CO.                     CASE NUMBER:  01-10972 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Ocean Development Co. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.


/s/ STEVE MOELLER
-----------------------
Steve Moeller
Director, Accounting